Tele Norte Leste Participações S.A.
Valuation Analysis
August 1
st
, 2011
IMPORTANT DISCLAIMER: This document is a free translation only. Due to the complexities of language translation, translations are not always precise. The original document was prepared in
Portuguese and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. The Portuguese version is the only valid and complete version and shall prevail for any and all purposes. The Translation was made by persons whose native language is not English, therefore there is no warranty as to the accuracy, reliability or completeness of any information translated and no one should rely on the accuracy, reliability or completeness of such information. There is no assurance as to the accuracy, reliability or completeness of the translation. Any person reading this translation and relying on it should do so at his or her own risk.
Exhibit 99.4

1
Index
SECTION 1
Executive Summary 03
SECTION 2
Information About the Evaluator 12
SECTION 3
Market and Companies' Overview 14
3.A Market Overview 15
3.B TNL Overview 17
3.C TMAR Overview 23
3.D BRT  Overview 29
SECTION 4
General Assumptions of the Valuation Analysis 35
SECTION 5
TNL Valuation 37
5.A Discounted Cash Flow 38
5.B Book Value of Shareholders' Equity 40
5.C Volume Weighted Average Price 42
SECTION  6
TMAR Valuation 45
6.A Discounted Cash Flow 46
6.B Book Value of Shareholders' Equity 53
6.C Volume Weighted Average Price 55
SECTION  7
BRT Valuation 58
7.A Discounted Cash Flow 59
7.B Book Value of Shareholders' Equity 66
7.C Volume Weighted Average Price 68

2
Index
APPENDIX A
Condition Precedent to the Corporate Reorganization 71
APPENDIX B
Historical Stock Prices Moving Average 73
APPENDIX C
Companies' Weighted Average Cost of Capital (WACC) 76
APPENDIX D
Exchange Ratio Scenarios Comparison 78
APPENDIX E
Description of Valuation Methodologies 80
APPENDIX F
Terms and Definitions Used in this Report 84
APPENDIX G
Additional Statements and Information 86

Executive Summary SECTION 1

Executive Summary
BTG Pactual has prepared this presentation in order to assist the Independent  Special Committee (“Comitê Especial
Independente”) of Tele Norte Leste Participações S.A.("TNL" or  the "Company") in determining the exchange ratios to be proposed to and negotiated with the Independent Special Committee of Brasil Telecom S.A. ("BRT"), in relation to the reorganization of the Oi Group, as detailed in the Material Fact published on May 24  , 2011.
For this purpose, the following methodologies were used:
1 Volume Weighted Average Historical Prices of Oi Group Shares
2
Discounted Cash Flow
3
Book Value of Shareholders' Equity
4
th

Methodologies Used to Calculate Exchange Ratios
Exchange ratio based on book value of shareholders’ equity
Calculation of the book value of shareholders’ equity of each of the companies, adjusted for minority interests, divided by the respective number of shares
For all methodologies (except Book Value of Shareholders' Equity), BRTO4 and BRTO3 prices were adjusted for the distribution of redeemable shares, subject to implementation of the corporate reorganization, in the amount of R$2.5433 per share, according to the Material Fact published on May 24  , 2011
Exchange ratio based on the discounted cash flows of each of the companies, considering operational and financial projections from 2011 until 2020
Sensitivity analysis to determine possible ranges of exchange ratios:
WACC: Sensitivity analysis to variation of the WACC from 8.5% to 10.5%, in US$ and nominal terms
Perpetuity
Growth:
Sensitivity analysis to variation of the Perpetuity Growth (“g”) from 1.5% to 3.5%, in US$ and nominal terms
Exchange ratio based on volume weighted average historical price
Calculation of the volume weighted average price for the periods:
Selected
Period:
from March 29  , 2011 to May 23  , 2011
2-month
Period:
from March 23  , 2011 to May 23  , 2011
12-month
Period:
from May 23  , 2010 to May 23  , 2011
As additional reference, weighted averages have also been calculated for: 15-day, 30-day, 45-day, 90-day and
180-day periods ending on May 23  , 2011
5
Exchange ratio based on the moving average of volume weighted average historical price
Calculation considers moving volume weighted average of 3-month period th
rd
rd rd
rd
rd
rd
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Volume Weighted
Average Historical Price
Book Value of
Shareholders' Equity
Discounted Cash Flow –
“DCF”
Moving Average

Consideration on Methodologies / Recommendations
6
Volume weighted average price
Voting and non-voting shares of TNL and voting and non-voting shares of BRT have adequate liquidity for their prices to be considered representative, and, in addition, TNLP3, BRTO4 and TNLP4 are part of the Bovespa Index
Oi Group companies have the benefit of wide and up-to-date coverage by research analysts of various banks and brokerages
Discounted cash flow
Reflects the intrinsic value of companies according to the set of assumptions used to determine financial projections and discount rate
Main disadvantage when compared to market prices is that it does not differentiate the prices of common (voting) and preferred (non-voting) shares, something that is historically recognized by the market
Book Value of Shareholders' Equity
Methodology is based on historical cost, which usually has a large gap compared to market value of assets
Comparable companies trading multiples
Using an average of comparable companies trading multiples to calculate the value of the companies analyzed does not take into consideration other relevant characteristics that may be decisive for the value of each business (e.g., growth rates, fiscal impacts, leverage, etc.).
Precedent transaction multiples
Usually strongly influenced by factors with limited correlation to intrinsic value, such as control premium and synergies, and which are very specific to each transaction
BTG Pactual believes the most appropriate valuation methodologies for the determination of the exchange ratios are volume weighted  average price and discounted cash flow
We believe that the methodologies of  comparable companies trading multiples, precedent transaction multiples and Book Value of Shareholders'
Equity are less suitable for the determination of exchange ratios

1.988
1.926
1.908
1.845
1.948
1.490
1.842
2.135
2.273
2.630
1.926
1.908
2.385
2.595
1.490
2.379
2.135
2.273
2.731
1.926
1.908
2.210
2.675
2.177
2.135
2.273
1.490
Comparison Between Exchange Ratios
7
TNLP3/BRTO3 TNLP4/BRTO4 TNLP4/BRTO3
Ratio more
favorable
to BRT
Ratio more
favorable
to TNL
Ratio more
favorable
to BRT
Ratio more
favorable
to TNL
Ratio more
favorable
to BRT
Ratio more
favorable
to TNL
1.815 2.273 2.024 2.462
Recommended Range
2.024 2.534
Selected Period
(1)
Book Value
(2)
12-month Period
(3)
2-month Period
(3)
DCF (WACC)
(4)
Moving Average
(6)
DCF (Perpetuity Growth)
(5)
(5) Considers Perpetuity Growth from 1.5% to 3.5%
(6) Average moving averages for periods of prior three months to May 23  , 2011, adjusted for the distribution of redeemable shares of R $ 2.5433 per share issued by BRT rd
Source: Economática, Facset, CVM and BTG Pactual
Notes:     (1) From 03/29/2011 to 05/23/2011
(2) Considers the number of shares on March 31
st
, 2011
(3) Period prior to 05/23/2011
(4) Considers WACC from 8.5% to 10.5%

Comparison Between Exchange Ratios
8
Selected Period
(1)
15-day Period
(2)
30-day Period
(2)
45-day Period
(2)
60-day Period
(2)
90-day Period
(2)
180-day Period
(2)
360-day Period
(2)
Moving Average
(3)
TNLP3/BRTO3 TNLP4/BRTO4 TNLP4/BRTO3
Ratio more
favorable
to BRT
Ratio more
favorable
to TNL
Ratio more
favorable
to BRT
Ratio more
favorable
to TNL
Ratio more
favorable
to BRT
Ratio more
favorable
to TNL
2.731
2.675
2.462
2.284
2.210
2.150
2.143
2.097
2.177
2.630
2.595
2.534
2.394
2.385
2.349
2.312
2.211
2.379
1.988
1.948
1.919
1.846
1.845
1.844
1.858
1.815
1.842
Source: Economática, Facset, CVM and BTG Pactual
Notes:     (1) From 03/29/2011 to 05/23/2011
(2) Period prior to 05/23/2011
(3) Average moving averages for three-month period prior to May 23   , 2011, adjusted for the distribution of redeemable shares of R $ 2.5433 per share issued by BRT rd

9
TNL Valuation Summary
Volume Weighted Average Price
(1,2,3)
12-month period prior to May 23  , 2011 (inclusive)
ON: R$ 34.06 / PN: R$ 25.57
6-month period prior to May 23  , 2011 (inclusive)
ON: R$ 34.08 / PN: R$ 25.81
3-month period prior to May 23  , 2011 (inclusive)
ON: R$ 34.60 / PN: $ 26.69
(R$ Million, except  price per share)
As of March 31  , 2011
(R$ million, except otherwise indicated)
TMAR Equity Value - Proportional 18,664
(-) NPV of holding expenses (107)
(-) Net Debt - Mar/2011 (1,238)
Proprietary Equity Value (R$ mm) 17,319.6
# of shares 467
Value per share (R$) 37.0
79,384
53,871
12,017
13,496
467
R$/share              28.87
Total Assets
(-) Total liabilities
(-) Minority interest
= Shareholders' Equity
Number of shares (million)
Source: Companhia, CVM, Economática and BTG Pactual.
Notes:
1. Base date: December 31  , 2010.
2. Price per share for the Valuation does not allocate premium or discount for any of the classes of shares.
3. Number of shares on March 31  , 2011, excluding treasury shares. st st
rd
rd
rd
st
Economic Value (Discounted Cash Flow)
Section 5.A – Discounted Cash Flow – Page 38 Section 5.B – Book Value of Shareholders' Equity – Page 40
Section 5.C – Volume Weighted Average Price – Page 42
Book Value of Shareholders' Equity - TNL

10
TMAR Valuation Summary
Volume Weighted Average Price
12-month period prior to May 23 , 2011 (inclusive)
ON: R$ 58.64 / PN: R$ 48.86
6-month period prior to May 23 , 2011 (inclusive)
ON: R$ 58.20 / PN: R$ 50.75
3-month period prior to May 23 , 2011 (inclusive)
ON: R$ 70.35 / PN: R$ 53.74
Economic Value (Discounted Cash Flow)
(1,2,3)
(R$ Million, except  price per share)
Book Value of Shareholders' Equity - TMAR
As of March 31  , 2011
(R$ million, except otherwise indicated)
Section 6.A – Discounted Cash Flow – Page 46 Section 6.B – Book Value of Shareholders’ Equity – Page 53
Section 6.C – Volume Weighted Average Price – Page 55
78,361
51,966
5,976
20,419
344
R$/share              59.35
Total Assets
(-) Total liabilities
(-) Minority interest
= Shareholders' Equity
Number of shares (million)
NPV of Free Cash Flow to Firm (US$mm) 27,359
NPV of Free Cash Flow to Firm (R$mm) 43,774
BRT Enterprise Value 9,757
(-) BRT Minorities (4,949)
TMAR Enterprise Value ex-BRT minorities 38,826
(-) Net Debt - Mar/2011 (13,958)
(+) BRT minorities Net Cash - Mar/2011 659
(+) NPV of Accumulated Losses 374
(+) NPV of Fiscal benefit from BRT acquisition goodwill 611
Equity Value (R$ mm) 26,511.9
# of shares 344
Value per share (R$) 77.06
Source: Companhia, CVM, Economática and BTG Pactual.
Notes:
1. Base date: December 31 , 2010.
2. Price per share for the Valuation does not allocate premium or discount for any of the classes of shares.
3. Number of shares on March 31  , 2011, excluding treasury shares.
rd
rd
rd
st
st
st

11
BRT Valuation Summary
Economic Value (Discounted Cash Flow)
(1,2,3)
(R$ Million, except share price)
Volume Weighted Average Price
12-month period prior to May 23 , 2011 (inclusive)
ON: R$ 15.67 / PN: R$ 12.10
6-month period prior to May 23
,
2011 (inclusive)
ON: R$ 15.99 / PN: R$ 13.03
3-month period prior to May 23 , 2011 (inclusive)
ON: R$ 17.00 / PN: R$ 14.23
Section 7.A – Discounted Cash Flow – Page 59 Section 7.B – Book Value of Shareholders' Equity – Page 66
Section 7.C – Volume Weighted Average Price – Page 68
(Not adjusted for proposed distribution of redeemable shares)
26,811
15,381
0
11,430
590
R$/share              19.38
Total Assets
(-) Total liabilities
(-) Minority interest
= Shareholders' Equity
Number of shares (million)
NPV of FCFF - projected period (US$ mm) 2,591
NPV of FCFF - perpetuity (US$ mm) 3,507
NPV of Free Cash Flow to Firm (US$mm) 6,098
NPV of Free Cash Flow to Firm (R$mm) 9,757
(+) Net Cash - Mar/2011 1,299
(+) NPV of Fiscal benefit from BRT acquisition goodwill 1,239
Equity Value (R$ mm) 12,295.2
# of shares 590
Value per share (R$) 20.85
Value per share after redeemable shares (R$) 18.30
Source: Companhia, CVM, Economática and BTG Pactual.
Notes:
1. Base date: December 31 , 2010.
2. Price per share for the Valuation does not allocate premium or discount for any of the classes of shares.
3. Number of shares on March 31 , 2011, excluding treasury shares.
st
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rd
rd
rd
Book Value of Shareholders' Equity - BRT
As of March 31
st
, 2011
(R$ million, except otherwise indicated)

Information About the Evaluator SECTION 2

Information About the Evaluator
As established in CVM Instruction No. 319, Banco BTG Pactual S.A. (“BTG Pactual”) represents that:
13
1. BTG Pactual holds no securities issued by Tele Norte Leste Participações S.A. (TNLP4, TNLP3 and TNE US), Telemar Norte Leste S.A. (TMAR5, TMAR3,
TMAR6) or Brasil Telecom S.A. (BRTO4, BRTO3 and BTM US) based on data as of July 21   2011.
2. It has no direct or indirect interest in TNL or in the Transaction, and there is no other relevant circumstance that may be considered a conflict of interest;
3. The controlling shareholder or managers of the Companies have not directed, limited, hindered or performed any act that adversely affected or may have adversely affected the access to, use or knowledge of information, assets, documents or work methodologies relevant for the quality of the respective conclusions;
4. It has no conflict of interest that may in any way restrict its capacity to independently arrive at the conclusions presented in this Report;
st

Market and Companies' Overview SECTION 3

SECTION 3.A Market and Companies' Overview Market Overview

CAGR 2003 – 2010: 16.8%
90.4
1.2
3.6
46.4
39.2
111.4
2.3
3.9
65.6
39.6
134.1
3.9
4.2
86.2
39.8
149
5.7
4.6
99.9
38.8
173.4
7.7
5.3
121
39.4
208.2
10
6.3
150.6
41.3
234.4
11.4
7.5
174
41.5
267.7
13
9.8
202.9
42
2003
2004
2005
2006
2007
2008
2009
2010
Wireline
Mobile
Pay TV
Fixed Broadband

45%
Fixed Broadband, 13
Pay TV, 10
20%
Wireline, 42
1%
Mobile, 203
25%
CAGR (02-10)

BTG PACTUAL

Brazilian Telecommunications Market
Snapshot
•
Fixed Broadband penetration: 23% of households;
•
Mobile penetration rate reached 105% of the population in Dec/10;
•
Broadband presenting strong growth;
•
Multiple chip is a market trend (on-net calls)
•
As of Dec/10, there were over 4.3 million 3G accesses (only 2.1%
of the mobile users)
•
Brazilian mobile ARPU (average revenue per user) is only
US$13.59, with great growth potential when compared to other countries such as Chile  US$ 15.41, Italy US$ 24.45, Israel US$
38.23
•
Pre-Paid mobile users represents 82% of the total access
Brazilian Market (Dec/10) – Accesses (million)
Total Accesses: 268
Mobile Market – Includes 3G (million accesses)
121.0
150.6
174.0
202.9
217.3
2007 2008 2009 2010 Jun-11
Notes:
1) December 2010 data
Source: Anatel, Teleco and BTG Pactual
Overview

SECTION 3.B Market and Companies' Overview TNL Overview

TNL Overview
Company Overview
18
Sources: Company’s Website and Reports
Brief Overview
Recent Events
Tele Norte Leste Participações was created on May 22 , 1998, during the privatization process of Sistema Telebrás.
Tele Norte Leste Participações has common shares and preferred shares traded on the  BM&FBovespa.
TNL’s primary purpose is to hold shares in and manage its direct and indirect subsidiaries.
TNL is a holding company controled by Telemar Participações S.A. (“TmarPart”), which held 17.3% of its total capital and 46.82% of its voting capital as of March 31  , 2011.
TNL has the following subsidiaries: Telemar Norte Leste S.A, TNL PCS S.A., 14 Brasil Telecom S.A., and Brasil Telecom Celular S.A.
March 28 , 2011: TNL approved a partial increase in its capital with the issuance of 56,417,086 new common shares and 28,409,175 preferred shares, totaling R$ 2,978,006,042.55.
June 3 , 2011: TNL disclosed to the market the name of the new CEO of TNL and related companies, after having previously reported the fact that the former CEO was going to leave the company.
nd
th
rd
st

Executive Officer Position
José Mauro Mettrau Carneiro da Cunha
(1)
CEO
Fabiano Castello Internal Audit
João de Deus Executive Planning
George Moraes Corporate Communication
Jorge Jardim Institutional Relations
Carlos Cidade Regulatory Policy
Eurico Teles Legal
Paulo Mattos Regulatory
Julio Fonseca Human Resources
Alex Zornig Administrative and Financial
Luiz Perrone International Affairs
James Meaney COO
TNL Overview
Company Overview
19
Board of Directors and Executive Officers
Shareholder Structure
Source: Company.
Notes:
Board of Directors (mandated until 2013)
José
Mauro Mettrau Carneiro da Cunha , Member
Shakhaf Wine, Member
Alexandre Jereissati Legey, Member
Carlos Fernando Costa, Member
Pedro Jereissati, Member
Sérgio Franklin Quintella, Member
Otávio Marques de Azevedo, Member
Renato Torres de Faria, Member
Fernando Magalhães Portella, Member
Cláudio Figueiredo Coelho Leal, Member
Zeinal Abedin Mahomed Bava, Member
Demósthenes Marques, Member
Fábio de Oliveira Moser, Member
Shareholder ON Shares % ON PN Shares % PN Total % Total
Telemar Participações 103,813,689 55.51% -- -- 103,813,689 21.78%
PREVI 6,857,087 3.67% 11,730,869 4.05% 18,587,956 3.90%
Luxemburgo Participações -- -- 11,412,900 3.94% 11,412,900 2.39%
LF Tel S.A. -- -- 11,412,700 3.94% 11,412,700 2.39%
Bratel Brasil 20,752,270 11.10% 28,298,549 9.77% 49,050,819 10.29%
Others 52,584,892 28.12% 220,611,054 76.17% 273,195,946 57.31%
Treasury Shares 3,020,880 1.62% 6,166,566 2.13% 9,187,446 1.93%
TOTAL 187,028,818 100.00% 289,632,638 100.00% 476,661,456 100.00%
th
1) Mr. Jose Mauro Mettrau Carneiro da Cunha was elected as interim CEO at the Special Meeting of the Board of Directors of TNL held on June 30   , 2011

20
Source: Company and CVM
TNL Overview
Financial Statements: Income Statement
Twelve months ended: 3 months ended
Income Statement
12/31/2009 12/31/2010 03/31/2010 03/31/2011
(Values in R$ '000)
Net Operating Revenues 29,996,832 29,479,382 7,463,051 6,933,077
Cost of services rendered (18,457,853) (16,638,670) (4,145,832) (4,009,722)
Gross profit 11,538,979 12,840,712 3,317,219 2,923,355
Operating income (expenses) (3,731,159) (8,743,389) (2,302,608) (2,394,607)
Selling (5,301,979) (4,886,331) (1,211,925) (1,257,410)
General and administrative (3,067,350) (2,789,784) (781,548) (703,030)
Other operating revenues 8,102,949 1,331,997 235,516 224,197
Other operating expenses (3,464,779) (2,399,271) (544,651) (658,364)
Operating profit before financial interest 7,807,820 4,097,323 1,014,611 528,748
Financial revenues 1,601,025 1,929,470 383,166 343,706
Financial expenses (3,988,338) (4,361,106) (956,811) (1,572,107)
Earnings before income taxes and social contribution 5,420,507 1,665,687 440,966 (699,653)
Income tax and social contribution (328,093) 83,809 76,525 304,324
Current taxes (874,917) (688,485) (144,448) (185,481)
Deferred taxes 546,824 772,294 220,973 489,805
Net profit (losses) 5,092,414 1,749,496 517,491 (395,329)

21
TNL Overview
Financial Statements: Consolidated Balance Sheet
Source: Company and CVM
Period ended:
ASSETS
12/31/2008 12/31/2009 12/31/2010 03/31/2011
(Values in R$ '000)
Current Assets
17,052,579                     18,318,476                     22,172,485                     25,777,897
Cash & Cash Equivalents 10,737,949                     8,024,369                       11,199,806                     13,979,588
Credits (clients) 3,896,332                       5,941,987                       5,893,845                       5,878,953
Inventories 153,368                          162,774                          98,212                            116,314
Recoverable Securities 791,856                          507,831                          1,103,642                       1,316,374
Others Current Assets 1,473,074                       3,681,515                       3,876,980                       4,486,668
Non-current assets
23,492,166                     55,683,786                     52,964,898                     53,605,674
Short-term investments measured at fair value 1,519                              4,991                              9,092                              34,087
Deferred taxes 3,276,242                       5,727,450                       5,623,381                       5,975,087
Others Non-current Assets 4,691,336                       6,815,347                       7,328,653                       8,290,397
Investments 49,320                            54,695                            54,692                            54,692
Plant, properties and equipment 12,718,509                     25,296,273                     23,349,065                     23,032,971
Intangible assets 2,755,240                       17,785,030                     16,600,015                     16,218,440
Total Assets
40,544,745                     74,002,262                     75,137,383                     79,383,571

22
TNL Overview
Financial Statements: Consolidated Balance Sheet
Source: Company and CVM
Period ended:
LIABILITIES AND SHAREHOLDERS’ EQUITY
12/31/2008 12/31/2009 12/31/2010 03/31/2011
(Values in R$ '000)
Current liabilities
9,149,421                       18,272,538                     19,315,668                     17,231,903
Wages and social contributions 273,541                          362,385                          567,556                          505,288
Suppliers 1,902,629                       4,054,785                       4,038,747                       3,751,229
Taxes 437,052                          187,457                          732,505                          914,178
Short-term loans and financing 3,545,906                       7,964,360                       7,144,441                       5,354,409
Other liabilities 2,650,439                       4,083,055                       5,061,855                       4,757,213
Provisions 339,854                          1,620,496                       1,770,564                       1,949,586
Long-term liabilities
20,432,403                     35,619,206                     35,848,158                     36,639,041
Long-term loans and financing 16,189,694                     20,861,606                     21,991,458                     22,193,110
Other liabilities 1,960,798                       4,753,905                       4,849,422                       5,537,959
Deferred securities 26,041                            4,005,836                       3,331,162                       3,186,614
Provisions 2,255,870                       5,997,859                       5,676,116                       5,721,358
Shareholders’ Equity
10,962,921                     20,110,518                     19,973,557                     25,512,627
Capital Stock 5,448,731                       5,448,731                       5,448,731                       7,254,682
Capital Reserves 105,657                          130,722                          142,840                          1,316,581
Profit Reserves 5,116,033                       6,565,155                       6,456,432                       6,456,432
Accumulated profit / losses (825,004)                         -                                      -                                      (169,795)
Valuation adjustments to equity -                                      (861,417)                         (868,867)                         (1,361,947)
Others Results (612,787)                         -                                      -                                      -
Minorities Interest 1,730,291                       8,827,327                       8,794,421                       12,016,674
Total Liabilities and Shareholders’ Equity
40,544,745                     74,002,262                     75,137,383                     79,383,571

SECTION 3.C Market and Companies' Overview TMAR Overview

24
TMAR Overview
Company Overview
Source: Company’s Website and Reports
Brief Description
Recent Events
In 2001, TNL integrated fixed-line operators in 16 states in the North, Northeast and Southeast of Brazil, forming a single company, Telemar Norte
Leste SA ("Telemar“ or “TMAR”).
TMAR provides fixed telecommunications services in Region I, consisting of 16 states in the northeast and southeast of Brazil and international long distance service - LDI throughout the Brazilian territory.
The company is controlled by TNL, which as of March 31  , 2011 held 70.39% of its total capital and 98.01% of the voting shares.
TMAR also owns the subsidiaries BRT, 14 Brasil Telecom Celular S.A . and TNL PCS S.A.
March 28  , 2011: TMAR approved a partial increase in its capital with the issuance of 46,969,121 new common shares and 58,696,856 preferred shares, totaling R$ 5,968,920,266.67.
th
st

Shareholder ON Shares % ON PN Shares % PN Total % Total
Tele Norte Leste Participações 150,971,022 98.01% 91,250,247 0.4791 242,221,269 70.31%
Telemar Participações -- -- 13,079,176 6.87% 13,079,176 3.80%
Bratel Brasil -- -- 32,475,534 0.1705 32,475,534 9.43%
Luxemburgo Participações -- -- 11,240,386 5.90% 11,240,386 3.26%
LF Tel S.A. -- -- 11,240,386 0.059 11,240,386 3.26%
Others 3,061,191 1.99% 30,738,889 16.14% 33,800,080 9.81%
Treasury Shares 1 0.00% 440,132 0.0023 440,133 0.13%
TOTAL 154,032,214 100.00% 190,464,750 100.00% 344,496,964 100.00%
25
TMAR Overview
Company Overview
Board of Directors and Executive Officers
Shareholder Structure
Source: Company.
Notes:
1) Mr. Jose Mauro Mettrau Carneiro da Cunha was elected as interim CEO at the Special Meeting of Board of Directors of TNL held on June 30 , 2011
Board of Directors (mandated until 2014)
José Mauro Mettrau Carneiro da Cunha , Member
João de Deus Pinheiro de Macêdo, Member
Eurico de Jesus Teles Neto, Member
Luiz Eduardo Falco Pires Corrêa, Member
Marcos Duarte Santos, Member
Executive Officer Position
José Mauro Mettrau Carneiro da Cunha
(1)
CEO
Fabiano Castello Internal Audit
João de Deus Executive Planning
George Moraes Corporate Communication
Jorge Jardim Institutional Relations
Carlos Cidade Regulatory Policy
Eurico Teles Legal
Paulo Mattos Regulatory
Julio Fonseca Human Resources
Alex Zornig Administrative and Financial
Luiz Perrone International Affairs
James Meaney COO
th

26
TMAR Overview
Financial Statements: Income Statement
Source: Company and CVM
Twelve months ended: 3 months ended
Income Statement 12/31/2009 12/31/2010 03/31/2010 03/31/2011
(Values in R$ '000)
Net Operating Revenues 29,927,182 29,431,553 7,446,663 6,933,078
Cost of services rendered (18,386,335) (16,597,686) (4,129,348) (4,009,740)
Gross profit 11,540,847 12,833,867 3,317,315 2,923,338
Operating income (expenses) (3,687,894) (8,708,558) (2,288,258) (2,384,275)
Selling (5,287,206) (4,867,768) (1,206,776) (1,257,075)
General and administrative (3,027,938) (2,755,048) (773,358) (694,368)
Other operating revenues 8,065,238 1,301,504 234,925 225,042
Other operating expenses (3,437,988) (2,387,246) (543,049) (657,874)
Operating profit before financial interest 7,852,953 4,125,309 1,029,057 539,063
Financial revenues 1,607,518 1,888,659 408,918 335,352
Financial expenses (4,052,097) (4,248,331) (999,517) (1,535,088)
Earnings before income taxes and social contribution 5,408,374 1,765,637 438,458 (660,673)
Income tax and social contribution (315,636) 112,773 80,879 291,660
Current taxes (870,583) (688,481) (144,435) (185,470)
Deferred taxes 554,947 801,254 225,314 477,130
Net profit (losses) 5,092,738 1,878,410 519,337 (369,013)

27
TMAR Overview
Financial Statements: Consolidated Balance Sheet
Source: Company and CVM
Period ended:
ASSETS
12/31/2008 12/31/2009 12/31/2010 03/31/2011
(Values in R$ '000)
Current Assets
16,042,542                     17,883,270                     21,495,565                     25,269,441
Cash & Cash Equivalents 9,843,950                       7,621,524                       10,564,637                     13,489,271
Credits (clients) 3,897,171                       5,958,504                       5,896,592                       5,880,865
Inventories 153,368                          162,448                          98,212                            116,314
Recoverable taxes 708,359                          494,334                          1,089,823                       1,311,704
Others Current Assets 1,439,694                       3,646,460                       3,846,301                       4,471,287
Non-current Assets
23,362,403                     55,493,656                     52,480,821                     53,091,242
Short-term investments measured at fair value 1,519                              4,991                              9,092                              34,087
Recoverable Securities 2,862,399                       5,249,093                       5,186,261                       5,525,123
Receivables 450,175                          468,756                          -                                      -
Other assets 4,651,147                       6,779,742                       7,299,201                       8,243,045
Investments 41,691                            47,064                            47,061                            47,061
Plant, properties and equipment 12,675,924                     25,236,642                     23,340,448                     23,024,652
Intangible assets 2,679,548                       17,707,368                     16,598,758                     16,217,274
Total Assets
39,404,945                     73,376,926                     73,976,386                     78,360,683

28
TMAR Overview
Financial Statements: Consolidated Balance Sheet
Source: Company and CVM
Period ended:
LIABILITIES AND SHAREHOLDERS’ EQUITY
12/31/2008 12/31/2009 12/31/2010 03/31/2011
Current liabilities
8,695,587                       17,909,751                     17,608,807                     15,624,929
Wages and social contributions 270,795                          359,665                          567,147                          504,878
Suppliers 1,898,626                       4,045,798                       4,039,775                       3,751,412
Taxes 436,976                          187,377                          732,415                          914,077
Short-term loans and financing 3,340,557                       7,857,669                       5,551,989                       3,829,027
Other liabilities 2,427,858                       3,839,311                       4,946,917                       4,675,949
Provisions 320,775                          1,619,931                       1,770,564                       1,949,586
Long-term liabilities
21,270,744                     35,772,516                     35,535,962                     36,341,438
Long-term loans and financing 17,268,949                     21,240,147                     21,874,045                     22,090,910
Other liabilities 1,703,718                       4,530,115                       4,655,098                       5,343,304
Deferred securities 26,041                            4,005,838                       3,331,161                       3,186,614
Provisions 2,272,036                       5,996,416                       5,675,658                       5,720,610
Shareholders’ Equity
9,438,614                       19,694,659                     20,831,617                     26,394,316
Capital Stock 7,418,989                       7,434,429                       7,445,720                       11,614,365
Capital Reserves 2,220,406                       2,039,144                       2,051,161                       3,807,926
Profit Reserves 1,460,904                       4,832,786                       6,243,830                       6,272,487
Accumulated profit / losses (941,572)                         -                                      -                                      (203,703)
Valuation adjustments to equity -                                      (1,050,522)                      (1,050,522)                      (1,072,973)
Others Results (747,310)                         -                                      -                                      -
Minorities Interest 27,197                            6,438,822                       6,141,428                       5,976,214
Total Liabilities and Shareholders’ Equity
39,404,945                     73,376,926                     73,976,386                     78,360,683

SECTION 3.D Market and Companies' Overview BRT Overview

30
BRT Overview
Company Overview
Source: Company’s website and reports
Brief Description
Recent Events
October 20 , 2010: CADE approved, without structural restrictions, the acquisition of BRT by Oi, subject to the signature of a “Letter of
Commitment of Performance” (TCD – Termo de Compromisso de Desempenho).
June 16 , 2010: After an extraordinary shareholders meeting, the minority holders of common and preferred shares of BRT did not accept the proposed exchange ratio between shares of BRT and TMAR
January 14 , 2010: Disclosure of an increase of R$1,290 million to the provision for legal contingencies in connection with civil legal claims with respect to the rights of holders of expansion plans, implying an adjusted gross total of R$2,535 million.
th
th
th
TMAR acquired BRT in 2009, starting to operate throughout the national territory.
BRT is a concessionaire of the STFC – Serviço Telefônico Fixo Comutado (“Fixed Switched Telephone Service”) and has been operating since
July 1998 in Region II of the PGO – Plano Geral de Outorgas (“General Concession Plan”), covering the Brazilian states of Acre, Rondonia, Mato
Grosso, Mato Grosso do Sul, Tocantins, Goiás, Paraná, Santa Catarina, Rio de Janeiro, and Distrito Federal
In January 2004, the company also began to offer domestic long distance and international long distance services in all regions. The local service outside the Region II started to be offered in January 2005.
BRT also owns authorization to provide mobile services in Region II through14 Brasil Telecom Celular S.A.

Shareholder ON Shares % ON PN Shares % PN Total % Total
Coari 161,990,001 79.63% 128,675,049 32.20% 290,665,050 48.20%
Minority 41,433,175 20.37% 257,690,765 64.49% 299,123,940 49.60%
Treasury Shares -- -- 13,231,556 3.31% 13,231,556 2.19%
TOTAL 203,423,176 100.00% 399,597,370 100.00% 603,020,546 100.00%
Board of Directors (mandated until 2014)
José Mauro Mettrau Carneiro da Cunha , Member
João de Deus Pinheiro de Macêdo, Member
Francisco Aurélio Sampaio Santiago, Member
Francis James Leahy Meaney, Member
João Carlos de Almeida Gaspar, Member
31
BRT Overview
Company Overview
Board of Directors and Executive Officers
Shareholder Structure
Source: Company
1) Mr. Jose
Mauro Mettrau Carneiro da Cunha was elected as interim CEO at the Special Meeting of Board of Directors of TNL held on June 30   , 2011
Notes:
th
Executive Officer Position
José Mauro Mettrau Carneiro da Cunha
(1)
CEO
Fabiano Castello Internal Audit
João de Deus Executive Planning
George Moraes Corporate Communication
Jorge Jardim Institutional Relations
Carlos Cidade Regulatory Policy
Eurico Teles Legal
Paulo Mattos Regulatory
Julio Fonseca Human Resources
Alex Zornig Administrative and Financial
Luiz Perrone International Affairs
James Meaney COO

32
Source: Company and CVM
BRT Overview
Financial Statements: Income Statement
Twelve months ended: 3 months ended
Income Statement
12/31/2009 12/31/2010 03/31/2010 03/31/2011
(Values in R$ '000)
Net Operating Revenues 10,919,890                  10,263,292                  2,620,563                    2,369,848
Cost of services rendered (5,764,221)                   (4,732,081)                   (1,247,267)                   (1,136,924)
Gross profit 5,155,669                    5,531,211                    1,373,296                    1,232,924
Operating income (expenses) (6,232,318)                   (3,071,681)                   (793,238)                      (828,331)
Selling (1,417,845)                   (1,025,010)                   (280,296)                      (290,045)
General and administrative (1,434,808)                   (1,538,941)                   (315,742)                      (350,033)
Other operating revenues 659,940                       523,962                       117,933                       90,929
Other operating expenses (4,039,605)                   (1,031,692)                   (315,133)                      (279,182)
Operating profit before financial interest (1,076,649)                   2,459,530                    580,058                       404,593
Financial revenues 630,247                       979,455                       195,502                       245,164
Financial expenses (911,596)                      (1,059,710)                   (254,910)                      (525,712)
Earnings before income taxes and social contribution (1,357,998)                   2,379,275                    520,650                       124,045
Income tax and social contribution 338,687                       (408,415)                      (139,005)                      (30,673)
Current taxes (449,903)                      (149,117)                      (40,412)                        (57,946)
Deferred taxes 788,590                       (259,298)                      (98,593)                        27,273
Net profit (losses) (1,019,311)                   1,970,860                    381,645                       93,372

33
Source: Company and CVM
BRT Overview
Financial Statements: Consolidated Balance Sheet
Period ended:
ASSETS
12/31/2008 12/31/2009 12/31/2010 03/31/2011
(Values in R$ '000)
Current Assets
5,960,538 6,127,062 8,486,797 8,245,326
Cash & Cash Equivalents 2,040,425 2,099,392 4,049,014 3,560,813
Credits (clients) 2,210,090 1,992,141 2,069,908 2,046,614
Inventories 54,048 42,063 14,323 14,303
Recoverable taxes 18,919 122,852 334,954 400,356
Others Current Assets 1,637,056 1,870,614 2,018,598 2,223,240
Non-current Assets
12,372,501 18,436,858 18,399,317 18,565,529
Short-term investments measured at fair value - - - 12,425
Recoverable Securities 1,714,512 5,680,495 5,276,443 5,298,455
Receivables - 1,674,750 1,911,134 1,980,630
Other Non-current assets 3,110,443 4,237,194 4,571,138 4,678,240
Investments 3,744 5,374 5,370 5,370
Plant, properties and equipment 5,911,584 5,266,641 5,316,799 5,339,241
Intangible assets 1,632,218 1,572,404 1,318,433 1,251,168
Total Assets
18,333,039 24,563,920 26,886,114 26,810,855

34
Source: Company and CVM
BRT Overview
Financial Statements: Consolidated Balance Sheet
Period ended:
LIABILITIES AND SHAREHOLDERS’ EQUITY
12/31/2008 12/31/2009 12/31/2010 03/31/2011
(Values in R$ '000)
Current liabilities
5,061,778                       5,423,672                       6,690,689                       6,302,152
Wages and social contributions 193,394                          120,082                          171,782                          157,397
Suppliers 1,889,543                       1,554,278                       1,636,598                       1,542,001
Taxes 809,070                          831,921                          1,053,134                       255,196
Short-term loans and financing 670,707                          869,963                          1,044,226                       1,038,113
Other liabilities 909,800                          748,179                          1,470,037                       1,953,207
Provisions 589,264                          1,299,249                       1,314,912                       1,356,238
Long-term liabilities
6,995,504                       9,234,611                       8,858,586                       9,078,492
Long-term loans and financing 3,993,198                       3,572,606                       3,320,860                       3,192,912
Other liabilities 1,377,469                       1,839,173                       1,891,249                       2,110,725
Deferred securities 9,346                              8,885                              11,216                            11,144
Provisions 1,615,491                       3,813,947                       3,635,261                       3,763,711
Shareholders’ Equity
6,275,757                       9,905,637                       11,336,839                     11,430,211
Capital Stock 3,470,758                       3,731,059                       3,731,059                       3,731,059
Capital Reserves 1,490,375                       5,869,560                       5,869,560                       5,869,560
Profit Reserves 1,359,538                       304,504                          1,735,869                       1,735,869
Accumulated profit / losses (39,258)                           -                                      -                                      93,389
Minorities Interest (5,656)                             514                                 351                                 334
Total Liabilities and Shareholders’ Equity
18,333,039                     24,563,920                     26,886,114                     26,810,855

General Assumptions of the Valuation Analysis SECTION 4

(1)
General Assumptions of the Valuation Analysis
Macroeconomic Assumptions
36
The macroeconomic assumptions below are estimates from Banco Central’s Focus report dated July 16  , 2011, unless otherwise indicated
Given that the Focus Reports only provides estimates for 2011-2015, from 2016 onwards estimates were kept constant, except for the exchange rate which has been adjusted to reflect the maintenance of purchasing power parity between U.S. and Brazil currencies
Note:
(1) Company’s projections
th
Macroeconomic Assumptions 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Source: Banco Central’s Focus report dated July 16th, 2011
GDP Growth rate (real terms) 3.96% 4.16% 4.50% 4.52% 4.44% 4.44% 4.44% 4.44% 4.44% 4.44%
IPCA 6.30% 5.17% 4.68% 4.63% 4.61% 4.61% 4.61% 4.61% 4.61% 4.61%
IGPM 5.95% 5.10% 4.69% 4.64% 4.58% 4.58% 4.58% 4.58% 4.58% 4.58%
FX rate R$/US$ - average 1.60 1.66 1.73 1.79 1.82 1.85 1.89 1.93 1.97 2.01
FX rate R$/US$ - end of period 1.60 1.68 1.75 1.80 1.83 1.87 1.91 1.95 1.99 2.03
Average Selic rate 12.2% 12.6% 11.3% 10.6% 10.2% 10.2% 10.2% 10.2% 10.2% 10.2%
Source: Economist Intelligence Unit dated July 16th, 2011
US CPI 2.70% 2.10% 2.30% 2.50% 2.50% 2.50% 2.50% 2.50% 2.50% 2.50%
Population (million inhabitants) 195 197 198 199 201 202 204 205 206 207
R1 107 108 109 109 110 111 112 112 113 114
R2 46 46 47 47 47 48 48 48 49 49
R3 42 42 43 43 43 44 44 44 44 45

TNL Valuation SECTION 5

SECTION 5.A TNL Valuation Discounted Cash Flow

Valuation
Discounted Cash Flow
Economic Value (Discounted Cash Flow)
(R$ millions, except price per share)
Holding Company Expenses (calculation details)
Valuation Parameters
(R$ millions, except price per share)
TNL has no operations and relies on cash flows from TMAR. As a result the valuation of TNL is based on TNL’s proportional ownership of TMAR’s discounted cash flows (see page 52- TMAR Valuation) and discounting TNL’s general and administrative expenses
39
TMAR Equity Value - Proportional 18,664
(-) NPV of holding expenses (107)
(-) Net Debt - Mar/2011 (1,238)
Proprietary Equity Value (R$ mm) 17,319.6
# of shares 467
Value per share (R$) 37.0
WACC 9.9%
Perpetuity Growth 2.5%
NPV of holding expenses (107)
TNL stake in TMAR 70.4%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Holding Expenses (R$ mm) (30.7)          (32.3)          (33.8)          (35.4)          (37.0)          (38.7)          (40.5)          (42.3)          (44.3)          (44.6)
(+) Tax shield from holding expenses (R$mm) 10.4            11.0            11.5            12.0            12.6            13.2            13.8            14.4            15.1            15.2
FX rate 1.6              1.7              1.7              1.8              1.8              1.8              1.9              1.9              2.0              2.0
(=) Holding Expenses after-tax (US$ mm) (12.7)          (12.8)          (12.9)          (13.0)          (13.4)          (13.8)          (14.2)          (14.5)          (14.9)          (14.7)
Discount Factor 1.0              0.9              0.8              0.7              0.7              0.6              0.5              0.5              0.4              0.4
Discounted Cash Flow in US$ mm (12.1)          (11.2)          (10.2)          (9.4)            (8.8)            (8.2)            (7.7)            (7.2)            (6.7)            (6.0)

SECTION 5.B TNL Valuation Book Value of Shareholders' Equity

Book Value of Shareholders' Equity
41
TNL price per share is R$28.87, based on the Book Value of Shareholders' Equity, excluding minority interests
Book Value of Shareholders' Equity - TNL
As of March 31
st
, 2011
(R$ million, except otherwise indicated)
Source: CVM and Company.
Note:
1 Excludes treasury shares
79,384
53,871
12,017
13,496
467
R$/share              28.87
Total Assets
(-) Total liabilities
(-) Minority interest
= Shareholders' Equity
Number of shares (million)

SECTION 5.C TNL Valuation Volume Weighted Average Price

Price per share
Volume

Price per share
Volume

BTG PACTUAL

Volume Weighted Average Price
Price evolution of TNL shares traded on the BOVESPA
VWAP (period before 05-23-2011):
12-month: R$34.06
6-month: R$34.08
3-month: R$34.60
2-month: R$35.08
1-month: R$32.91
ON Shares (TNLP3) PN Shares (TNLP4)
VWAP (period before 05-23-2011):
12-month: R$25.57
6-month: R$25.81
3-month: R$26.69
2-month: R$27.14
1-month: R$26.45
43
(Price in R$ per share and volume in R$ million)
Source: CVM and Economática, as of July 7th, 2011.
Note: number of shares excludes treasury shares.
th
th
0
20
40
60
80
100
120
0
5
10
15
20
25
30
35
40
45
05/01/2009 05/10/2009 05/07/2010 05/04/2011
Volume (R$ million)
VWAP: R$34.86
(Since January 5 , 2009)
0
50
100
150
200
250
300
350
400
0
5
10
15
20
25
30
35
40
05/01/2009 05/10/2009 05/07/2010 05/04/2011
Volume (R$ million) Price (R$ / share)
VWAP: R$27.80
(Since January 5 , 2009)
Price (R$ / share)

Volume Weighted Average Price
44
Price evolution of TNL shares traded on the BOVESPA
(Price in R$ per share and volume in R$ million)
Source: Economática,as of July 7   , 2011.
Note:
(1) Number of shares excludes treasury shares.
(2) Weighted average price for the value of common and preferred shares, calculated by dividing total value traded by number of traded shares.
ON Shares PN Shares Shares Total
12-month period prior to May 23 , 2011 (inclusive)
VWAP 34.06 25.57 28.91
Number of Shares (million) 184.0 283.5 467.5
Market Capitalization (R$ million) 6,267.7 7,247.9 13,515.6
6-month period prior to May 23 , 2011 (inclusive)
VWAP 34.08 25.81 29.07
Number of Shares (million) 184.0 283.5 467.5
Market Capitalization (R$ million) 6,270.5 7,316.8 13,587.2
3-month period prior to May 23 , 2011 (inclusive)
VWAP 34.60 26.69 29.81
Number of Shares (million) 184.0 283.5 467.5
Market Capitalization (R$ million) 6,367.5 7,566.9 13,934.4
2-month period prior to May 23 , 2011 (inclusive)
VWAP 35.08 27.14 30.27
Number of Shares (million) 184.0 283.5 467.5
Market Capitalization (R$ million) 6,455.7 7,692.4 14,148.1
1-month period prior to May 23 , 2011 (inclusive)
VWAP 32.91 26.45 28.99
Number of Shares (million) 184.0 283.5 467.5
Market Capitalization (R$ million) 6,055.8 7,496.9 13,552.7
rd
rd
rd
rd
rd
th

TMAR Valuation SECTION 6

SECTION 6.A TMAR Valuation Discounted Cash Flow

General Considerations on the Valuation
BTG Pactual evaluated TMAR based on the discounted cash flow to firm ("FCFF") methodology
Valuation Methodology
Unlevered cash flow method
-
Projection of unlevered cash flows
-
Cash flows are discounted by company’s weighted average cost of capital (WACC), when calculating its present value
Information Sources
BTG Pactual used, for the purposes of the valuation, the operating and financial projections provided and / or discussed with TMAR’s management team, in R$ nominal terms
Currency
Projection in R$, in nominal terms
The unlevered cash flow is converted yearly into US$ before it is discounted
Discounted cash flow
Reference date: December 31  , 2010; cash flows are discounted to present value as of December 31 , 2010
Projections horizon: 2011 to 2020
Assumes cash flows are generated over the year (“mid-year convention”)
Discounted cash flows are in US$, in nominal terms
47
st
st

48
Main Assumptions
Note:
1 Costs herein contemplated were projected without considering depreciation and amortization expenses.
2 Estimated based on the free cash flow of the last projection year, increased by the growth expectancy, using the Constant Growth Model or Gordon Model as per the equation demonstrated in Appendix E.
3 Long-term equity market risk premium estimated on historical basis. Source: 2010 Ibbotson report.
Macroeconomic
Banco Central’s Focus report dated July 16 , 2011 and Economist Intelligence Unit dated July 16 , 2011
Revenue growth
Growth in 2011 based on projected volume growth from current customers and attracting new customers and services that are in the company's commercial pipeline
Revenues between 2012 and 2020 were estimated based on expected market growth for each business, with emphasis on the growth of mobile and broadband and decrease in number of fixed lines
Operating costs
and expenses
(1)
Estimate of slightly lower EBITDA margin in 2011 and 2012, mainly due to greater reduction of revenues from fixed telephony compared to the increase in revenues from the mobile segment
From 2012 onwards, an improvement on margin is expected due to initiatives to gain customers in mobile and broadband segments
Capex
Capex projections based on historical investment as percentage of net revenue
In 2011 and 2012, additional capex expected to be directed to the technology platform needed to reach a greater number of customers in the segment of mobile telephony and broadband
Working capital
Based on historical days receivable and payable
Discount rate
Calculated based on: (i) average de-levered beta of Telecom companies in Brazil, (ii) target capital structure based on sector’s average leverage levels, (iii) country risk and (iv) equity market risk premium
(3)
Terminal value
Gordon perpetuity growth model
(2)
, in 2020
Assumes perpetuity growth rate ranges from 1.5% to 3.5% in US$ nominal terms
BTG Pactual considered, for purposes of the valuation analysis, operating and financial estimates supplied and/or discussed with Oi’s management team
th
th

41.8
46.4
49.6
2011E
2012E
2013E

18.7
17.7
17.1
2011E
2012E
2013E

4.8
5.6
6.4
2011E
2012E
2013E

Operating and Financial Summary Projections
Net Revenues and Consolidated Clients Base
(1)
49
Client Base (Million)
Net Revenue (R$ million)
Note:
1) Consolidated 100% of Brasil Telecom users and includes regions 1, 2 and 3.
CAGR (2011E-2020E): 2.51%
Mobile Users Lines in Service Broadband Users
29,026 28,992
28,886
29,042
29,587
30,640
31,658
32,801
34,438
36,277
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E

9,078 9,078
9,298
9,430
9,627
10,200
10,512
11,027
11,624
12,588
31.3% 31.3%
32.2%
32.5% 32.5%
33.3%
33.2%
33.6% 33.8%
34.7%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
19,948 19,913
19,588 19,612
19,960
20,440
21,145
21,775
22,813
23,689
68.7% 68.7%
67.8%
67.5% 67.5%
66.7% 66.8%
66.4% 66.2%
65.3%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Operating and Financial Summary Projections
Operating Expenses and EBITDA
50
Operating Expenses (R$ million) and % of Net Revenues
EBITDA (R$ million) and EBITDA Margin
CAGR (2011E-2020E): 2.0%
CAGR (2011E-2020E): 3.56%

2,603
2,917
3,218
3,512
3,803
4,086
4,373
4,659
4,952
5,255
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
4,505
4,706
4,528
4,410
4,355
4,251
4,302
4,283
4,405
4,548
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Operating and Financial Summary Projections
Capex and Depreciation
51
Capex (R$ million)
Depreciation and Amortization (R$ million)
CAGR (2011E-2020E): 8.17%
CAGR (2011E-2020E): 0.45%

Valuation
Discounted Cash Flow
Economic Value based on the Discounted Cash Flow to Firm Methodology
Free Cash Flow to Firm (R$ million, except otherwise indicated)
The economic value of TMAR shares calculated based on the discounted cash flow methodology, assuming a WACC of 9.86% and perpetuity growth of 2.5% in US$ and nominal terms is R$77.06 per share
WACC
52
77.06 9.0% 9.5% 10.0% 10.5% 11.0%
1.5% 82.05 74.12 67.14 60.95 55.43
2.0% 87.09 78.36 70.74 64.03 58.08
2.5% 92.90 83.21 74.82 67.50 61.05
3.0% 99.69 88.81 79.49 71.43 64.38
3.5% 107.71 95.33 84.87 75.91 68.16
Source: Company, financial statements as of  03/31/2011 and BTG Pactual
NPV of Free Cash Flow to Firm (US$mm) 27,359
NPV of Free Cash Flow to Firm (R$mm) 43,774
BRT Enterprise Value 9,757
(-) BRT Minorities (4,949)
TMAR Enterprise Value ex-BRT minorities 38,826
(-) Net Debt - Mar/2011 (13,958)
(+) BRT minorities Net Cash - Mar/2011 659
(+) NPV of Accumulated Losses 374
(+) NPV of Fiscal benefit from BRT acquisition goodwill 611
Equity Value (R$ mm) 26,511.9
# of shares 344
Value per share (R$) 77.06
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Operational Profit (EBIT) 6,475 6,162 6,079 5,918 5,825 6,114 6,139 6,368 6,672 7,332
(-) Taxes (2,202) (2,095) (2,067) (2,012) (1,980) (2,079) (2,087) (2,165) (2,269) (2,493)
Net Operating Profit After Taxes (NOPAT) 4,274 4,067 4,012 3,906 3,844 4,035 4,052 4,203 4,404 4,839
(+) Depreciation / Amortisation 2,603 2,917 3,218 3,512 3,803 4,086 4,373 4,659 4,952 5,255
(-) Change in Working Capital 250 (1) (50) (26) (32) (103) (47) (88) (96) (171)
(-) Capex (4,505) (4,706) (4,528) (4,410) (4,355) (4,251) (4,302) (4,283) (4,405) (4,548)
Free Cash Flow to Firm (R$ mm) 2,621 2,277 2,653 2,982 3,260 3,767 4,076 4,490 4,855 5,375
Free Cash Flow to Firm (US$ mm) 1,638 1,371 1,533 1,666 1,791 2,038 2,160 2,332 2,470 2,680

SECTION 6.B TMAR Valuation Book Value of Shareholders' Equity

Book Value of Shareholders' Equity
54
TMAR price per share is R$59.35, based on the Book Value of Shareholders' Equity, excluding minority interest
Source: CVM and Company.
Note:
1 Excludes treasury shares
78,361
51,966
5,976
20,419
344
R$/share 59.35
Total Assets
(-) Total liabilities
(-) Minority interest
= Shareholders' Equity
Number of shares (million)
(1)
Book Value of Shareholders' Equity - TMAR
As of March 31
st
, 2011
(R$ million, except otherwise indicated)

SECTION 6.C TMAR Valuation Volume Weighted Average Price

Price per share
Volume

Price per share
Volume

![BTG Pactual logo]

Volume Weighted Average Price
VWAP (period before 05-23-2011):
12-month: R$58.64
6-month: R$58.20
3-month: R$70.35
2-month: R$70.59
1-month: R$72.80
ON Shares (TMAR3) PN Shares (TMAR5)
VWAP (period before 05-23-2011):
12-month: R$48.86
6-month: R$50.75
3-month: R$53.74
2-month: R$55.83
1-month: R$54.97
56
Price evolution of TMAR shares traded on the BOVESPA
(Price in R$ per share and volume in R$ million)
Source:
CVM and Economática, as of July 7th, 2011.
Note: number of shares excludes treasury shares.
VWAP: R$58.74
(Since January 5
th
, 2009)
VWAP: R$52.95
(Since January 5
th
,2009)
0
1
2
3
4
5
6
7
0
10
20
30
40
50
60
70
80
90
05/01/2009 05/10/2009 05/07/2010 05/04/2011
Volume (R$ million) Price (R$ / share)
0
10
20
30
40
50
60
0
10
20
30
40
50
60
70
80
05/01/2009 05/10/2009 05/07/2010 05/04/2011
Volume (R$ million) Price (R$ / share)

57
Volume Weighted Average Price
Price evolution of TMAR shares traded on the BOVESPA
Source: Economática, as of July 7  , 2011.
Note:
(1) Number of shares excludes treasury shares.
(2) Weighted average price for the value of common and preferred shares, calculated by dividing total value traded by number of traded shares.
ON Shares PN Shares Shares Total
12-month period prior to May 23
rd
, 2011 (inclusive)
VWAP 58.64 48.86 53.25
Number of Shares (million) 154.0 189.0 343.0
Market Capitalization (R$ million) 9,032.6 9,232.9 18,265.5
6-month period prior to May 23
rd
, 2011 (inclusive)
VWAP 58.20 50.75 54.10
Number of Shares (million) 154.0 189.0 343.0
Market Capitalization (R$ million) 8,964.9 9,589.6 18,554.5
3-month period prior to May 23
rd
, 2011 (inclusive)
VWAP 70.35 53.74 61.20
Number of Shares (million) 154.0 189.0 343.0
Market Capitalization (R$ million) 10,835.5 10,155.4 20,991.0
2-month period prior to May 23
rd
, 2011 (inclusive)
VWAP 70.59 55.83 62.46
Number of Shares (million) 154.0 189.0 343.0
Market Capitalization (R$ million) 10,873.6 10,550.5 21,424.1
1-month period prior to May 23
rd
, 2011 (inclusive)
VWAP 72.80 54.97 62.98
Number of Shares (million) 154.0 189.0 343.0
Market Capitalization (R$ million) 11,214.0 10,387.3 21,601.4 th

BRT Valuation SECTION 7

SECTION 7.A BRT Valuation Discounted Cash Flow

General Considerations on the Valuation
BTG Pactual evaluated BRT based on the discounted cash flow to firm ("FCFF") methodology
Valuation Methodology
Unlevered cash flow method
-
Projection of unlevered cash flows
-
Cash flows are discounted by company’s weighted average cost of capital (WACC), when calculating its present value
Information Sources
BTG Pactual used, for the purposes of the valuation, the operating and financial projections provided and / or discussed with BRT’s management team, in R$ nominal terms
Currency
Projection in R$, in nominal terms
The unlevered cash flow is converted yearly into US$ before it is discounted
Discounted cash flow
Reference date: December 31  , 2010; cash flows are discounted to present value to December 31  , 2010
Projections horizon: 2011 to 2020
Assumes cash flows are generated over the year (“mid-year convention”)
Discounted cash flows are in US$, in nominal terms
60
st
st

61
Main Assumptions
Note:
1 Costs herein contemplated were projected without considering depreciation and amortization expenses.
2 Estimated based on the free cash flow of the last projection year, increased by the growth expectancy, using the Constant Growth Model or Gordon Model as per the equation demonstrated in Appendix E.
3 Long-term equity market risk premium estimated on historical basis. Source: 2010 Ibbotson report.
Macroeconomic
Banco Central’s Focus report dated July 16  , 2011 and Economist Intelligence Unit dated July 16  , 2011
Revenue growth
Growth in 2011 based on projected volume growth from current customers and attracting new customers and services that are in the company's commercial pipeline
Revenues between 2012 and 2020 were estimated based on expected market growth for each business, with emphasis on the growth of mobile and broadband and decrease in number of fixed lines
Operating costs
and expenses
Estimate of slightly lower EBITDA margin in 2011 and 2012, mainly due to greater reduction of revenues from fixed telephony compared to the increase in revenues from the mobile segment
From 2015 onwards, an improvement on margin is expected due to initiatives to gain customers in mobile and broadband segments
Capex
Capex projections based on historical investment as percentage of net revenue
In 2012 and 2013, additional capex directed to the technology platform needed to reach a greater number of customers in the segment of mobile telephony and broadband
Working capital
Based on historical days receivable and payable
Discount rate
Calculated based on: (i) Telecom companies average de-levered beta, (ii) target capital structure based on sector’s average leverage levels ,
(iii) country risk and (iv) equity market risk premium
Terminal value
Gordon perpetuity growth model
(2)
, in 2020
Assumes perpetuity growth rate ranges from 1.5% to 3.5% in US$ nominal terms
BTG Pactual considered, for purposes of the valuation analysis, operating and financial estimates supplied and/or discussed with Oi’s management team
(3)
(1)
th
th

9,828
9,634
9,302
9,128
9,143
9,232
9,401
9,632
9,930
10,261
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
62
CAGR (2011E-2020E): 0.48%
8.5
9.8
10.8
2011E 2012E 2013E
6.8
6.4
6.1
2011E 2012E 2013E
2.1
2.4
2.6
2011E 2012E 2013E
Operating and Financial Summary Projections
Net Revenues and Consolidated Clients Base
Client Base (Million)
Net Revenue (R$ million)
Mobile Users Lines in Service Broadband Users

63
CAGR (2011E-2020E): 0.10%
CAGR (2011E-2020E): 1.32%
Operating and Financial Summary Projections
Operating Expenses and EBITDA
Operating Expenses (R$ million) and % of Net Revenues
EBITDA (R$ million) and EBITDA Margin
2,934
2,722
2,628
2,528
2,604
2,760
2,819
2,944
3,091
3,303
29.9%
28.3% 28.2%
27.7%
28.5%
29.9%
30.0%
30.6%
31.1%
32.2%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
6,893 6,912
6,674
6,600
6,538
6,471
6,582
6,688
6,839
6,958
70.1%
71.7% 71.8%
72.3%
71.5%
70.1% 70.0%
69.4%
68.9%
67.8%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E

64
1,356
1,609
1,591
1,543
1,554
1,468
1,438
1,387
1,390
1,426
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
622
729
835
938
1,042
1,140
1,236
1,328
1,421
1,516
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
CAGR (2011E-2020E): 0.56%
CAGR (2011E-2020E): 10.40%
Operating and Financial Summary Projections
Capex and Depreciation
Capex (R$ million)
Depreciation and Amortization (R$ million)

WACC
65
18.30 9.0% 9.5% 10.0% 10.5% 11.0%
1.5% 19.09 17.87 16.80 15.84 14.99
2.0% 19.85 18.51 17.34 16.31 15.39
2.5% 20.73 19.25 17.96 16.84 15.84
3.0% 21.76 20.10 18.67 17.43 16.35
3.5% 22.98 21.09 19.48 18.11 16.92
BRTO share price sensitivity adjusted for the distribution of redeemable shares
Valuation
Discounted Cash Flow
Economic Value based on the Discounted Cash Flow to Firm Methodology
Free Cash Flow to Firm (R$ million, except otherwise indicated)
The economic value of BRT shares calculated based on the discounted cash flow methodology, assuming a WACC of 9.86% and perpetuity growth of 2.5% in US$ and nominal terms is R$18.30 per share, already adjusted for the distribution of redeemable shares of BRT in the amount of R$2.5433 per share
Source: Company, financial statements as of  03/31/2011 and BTG Pactual
NPV of FCFF - projected period (US$ mm) 2,591
NPV of FCFF - perpetuity (US$ mm) 3,507
NPV of Free Cash Flow to Firm (US$mm) 6,098
NPV of Free Cash Flow to Firm (R$mm) 9,757
(+) Net Cash - Mar/2011 1,299
(+) NPV of Fiscal benefit from BRT acquisition goodwill 1,239
Equity Value (R$ mm) 12,295.2
# of shares 590
Value per share (R$) 20.85
Value per share after redeemable shares (R$) 18.30
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Operational Profit (EBIT) 2,312 1,993 1,792 1,590 1,563 1,621 1,584 1,616 1,670 1,787
(-) Taxes (786) (678) (609) (540) (531) (551) (538) (550) (568) (608)
Net Operating Profit After Taxes (NOPAT) 1,526 1,315 1,183 1,049 1,031 1,070 1,045 1,067 1,102 1,179
(+) Depreciation / Amortisation 622 729 835 938 1,042 1,140 1,236 1,328 1,421 1,516
(-) Change in Working Capital 130 44 3 15 (20) (36) (4) (18) (20) (35)
(-) Capex (1,356) (1,609) (1,591) (1,543) (1,554) (1,468) (1,438) (1,387) (1,390) (1,426)
Free Cash Flow to Firm (R$ mm) 922 480 431 460 499 706 838 990 1,113 1,234
Free Cash Flow to Firm (US$ mm) 576 289 249 257 274 382 444 514 567 615

SECTION 7.B BRT Valuation Book Value of Shareholders' Equity

67
Book Value of Shareholders' Equity
BRT price per share is R$19.38, based on the Book Value of Shareholders' Equity, excluding minority interest
Source: CVM and Company.
Note:
1 Excludes treasury shares
Book Value of Shareholders' Equity - BRT
As of March 31
st
, 2011
(R$ million, except otherwise indicated)
26,811
15,381
0
11,430
590
R$/share 19.38
Total Assets
(-) Total liabilities
(-) Minority interest
= Shareholders' Equity
Number of shares (million)
(1)

SECTION 7.C BRT Valuation Volume Weighted Average Price

Price per share
Volume

Price per share
Volume

BTG PACTUAL

Volume Weighted Average Price
VWAP (period before 05-23-2011):
12-month: R$15.67
6-month: R$15.99
3-month: R$17.00
2-month: R$17.25
1-month: R$16.78
ON Shares (BRTO3) PN Shares (BRTO4)
VWAP (period before 05-23-2011):
12-month: R$12.10
6-month: R$13.03
3-month: R$14.23
2-month: R$14.82
1-month: R$15.03
69
Price evolution of Brasil Telecom shares traded on the BOVESPA
(Price in R$ per share and volume in R$ million)
Source: CVM and Economática, as of July 7th, 2011.
Note: number of shares excludes treasury shares.
0
10
20
30
40
50
60
70
80
90
0
2
4
6
8
10
12
14
16
18
20
05/01/2009 05/10/2009 05/07/2010 05/04/2011
VWAP: R$13,40
Since January 5
th
, 2009)
0
5
10
15
20
25
30
35
40
45
50
0
10
20
30
40
50
60
70
05/01/2009 05/10/2009 05/07/2010 05/04/2011
Volume (R$ million) Price (R$ / share)
VWAP: R$22,14
(Since January 5
th
, 2009)
Volume (R$ million) Price (R$ / share)

70
Volume Weighted Average Price
Price evolution of Brasil Telecom shares traded on the BOVESPA
Source: Economática, as of July 7
th
, 2011.
Note:
(1) Number of shares excludes treasury shares.
(2) Weighted average price for the value of common and preferred shares, calculated by dividing total value traded by number of traded shares.
ON Shares PN Shares Shares Total
VWAP 15.67 12.10 13.33
Number of Shares (million) 203.4 386.4 589.8
Market Capitalization (R$ million) 3,188.0 4,676.2 7,864.1
VWAP 15.99 13.03 14.05
Number of Shares (million) 203.4 386.4 589.8
Market Capitalization (R$ million) 3,253.5 5,032.9 8,286.4
VWAP 17.00 14.23 15.19
Number of Shares (million) 203.4 386.4 589.8
Market Capitalization (R$ million) 3,458.3 5,498.2 8,956.5
VWAP 17.25 14.82 15.66
Number of Shares (million) 203.4 386.4 589.8
Market Capitalization (R$ million) 3,509.2 5,727.2 9,236.4
VWAP 16.78 14.89 15.54
Number of Shares (million) 203.4 386.4 589.8
Market Capitalization (R$ million) 3,412.8 5,751.4 9,164.2
12-month period prior to May 23   , 2011
(including)
6-month period prior to May 23    , 2011
(including)
3-month period prior to May 23    , 2011
(including)
2-month period prior to May 23    , 2011
(including)
1-month period prior to May 23    , 2011
(including)
rd
rd
rd
rd
rd

Condition Precedent to the Corporate Reorganization APPENDIX A

Condition Precedent to the Corporate Reorganization
72
Source: Material Fact published on May 24th, 2011
Exchange of non-voting shares for voting shares
Share exchange between TmarPart and its shareholders
According to the Material Fact, “TmarPart and its direct and indirect shareholders will take the necessary actions to maintain the shareholding control and comply with such obligations, which may include the exchange of preferred shares held by TmarPart for common shares held by its direct and indirect shareholders “.
According to the Material Fact published on May 24, 2011, the maintenance of control of Oi exclusively by
TmarPart  is a condition for approval of the Reorganization, in order to comply with its legal and regulatory obligations towards the National Telecommunications Agency – ANATEL. With this purpose, we understand that mathematical adjustments will be proposed by TmarPart, with no effect to the exchange ratios analysis presented.
In order to comply with the legal limit for the division of share capital between common and preferred shares (i.e. a minimum of
1/3 common shares and a maximum of 2/3 preferred shares), holders of preferred shares of TNL and TMAR are expected to receive in exchange both common shares and preferred shares of Oi S.A. (BRTO).
The number of common and preferred shares will depend on the capital structures of the companies at the time of the mergers and the final exchange ratios.
We understand that such adjustment will be purely mathematical and should not affect our analysis, if made according to the proposed valuations.

Historical Stock Prices Moving Average APPENDIX B

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Exchange Ratios based on Moving Average
Volume Weighted Average Price (moving average of previous 3 months)
TNLP3/BRTO3 TNLP4/BRTO4 TNLP4/BRTO3
Source: Economática. Periods ended on May 23rd, 2011
Notes:
1 Moving average period refers to historical prices in the period between March 24 th
, 2010 until May 23
rd
, 2011, used to calculate the exchange ratios based on 3-month moving average
2 Price of BRT shares are already adjusted for the distribution of redeemable shares of BRT in the amount of R$2.5433 per share, for all points of the series
TNLP3
BRTO3
TNLP4
BRTO4
TNLP4
BRTO3
Exchange Ratios
2,68
2.6304
2.7308
1.9883
2,1772
1.8420
Average Selected Period Average
2.3794
74
35.0
33.8
32.2
31.6
31.8
32.7
33.4
34.1
35.2
34.6
13.0
12.3
11.9 11.9
11.7 12.0
12.4
13.5
14.4
14.5
26.5
25.4
24.7
24.1
24.2
24.6
24.8
25.4
26.5
26.8
8.4
8.2
8.2
8.6
8.8
9.1
9.3
10.0
11.1
11.8
26.5
25.4
24.7
24.1
24.2
24.6
24.8
25.4
26.5
26.8
13.0
12.3
11.9 11.9
11.7
12.0
12.4
13.5
14.4 14.5
2.68
2.76
2.70
2.66
2.72
2.74
2.70
2.52
2.44
2.38
3.15
3.08
3.01
2.79
2.75
2.69
2.66
2.53
2.39
2.26
2.03
2.07
2.07
2.03
2.07
2.05
2.00
1.88
1.84
1.85

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11

Exchange Ratios based on Moving Average
TMAR3/BRTO3 TMAR5/BRTO4 TMAR5/BRTO3
Volume Weighted Average Price (moving average of previous 3 months)
Exchange Ratios
TMAR3
BRTO3
TMAR5
BRTO4
TMAR5
BRTO3
4.42
4.7456
5.1523
3.6318
4.7954
4.044
3.7594
75
Average Selected Period Average
Source: Economática. Periods ended on May 23rd, 2011
Notes:
1 Moving average period refers to historical prices in the period between March 24 th
,
2010 until May 23
rd
, 2011, used to calculate the exchange ratios based on 3-month moving average
2 Price of BRT shares are already adjusted for the distribution of redeemable shares of BRT in the amount of R$2.5433 per share, for all points of the series
60.7
58.9 58.6
58.3
58.6
57.1 57.0
56.6
68.6
70.4
13.0
12.3
11.9 11.9
11.7
12.0
12.4
13.5
14.4 14.5
47.6
46.0
45.4 45.6 45.7
46.6
47.3
48.5
52.1
54.2
8.4
8.2 8.2
8.6
8.8
9.1
9.3
10.0
11.1
11.8
47.6
46.0
45.4
45.6 45.7
46.6
47.3
48.5
52.1
54.2
13.0
12.3
11.9 11.9
11.7
12.0
12.4
13.5
14.4
14.5
4.65
4.80
4.92
4.90
5.02
4.77
4.60
4.18
4.75
4.85
5.65
5.58
5.53
5.28
5.20
5.10
5.07
4.84
4.70
4.58
3.65
3.75
3.81
3.84
3.91
3.89
3.82
3.59
3.62
3.73

Companies’ Weighted Average Cost of Capital (WACC) APPENDIX C

Notes:
1. Risk Free Rate calculated as of U.S. GT10 Bond
2. Long term Equity Risk Premium, calculated by Ibbotson
3. BTGP estimate
4. Source: Bloomberg, on July 28, 2011.
5. Levering Factor: 1+ (1-tax rate) x (Debt/Total Capital).
77
Companies’ Weighted Average Cost of Capital (WACC)
6. Unlevered Beta: Beta / Levering Factor.
7. Total Capital = Debt + Equity.
8. Levered Beta: Beta x Levering Factor.
9. Cost of Equity: Rf + B x (Rm - Rf).
Debt / Leverage Tax Unlevered
Comparable Companies Beta (B) Equity Factor Rate Beta
Tele Norte Leste Participacoes S.A. 0.821 92.9% 1.61 34.0% 0.51
Telemar Norte Leste S.A. 0.877 72.5% 1.48 34.0% 0.59
Brasil Telecom 0.880 (15.6%) 0.90 34.0% 0.98
Telesp 0.502 0.4% 1.00 34.0% 0.50
TIM 0.951 8.5% 1.06 34.0% 0.90
Average 0.81 31.7% 0.70
Debt/ Debt/ Average Lev. Lev. Equity Debt/
Total Capital Equity Beta Lev. Factor Beta
(8)
Cost
(9)
Equity
20.0% 25.0% 0.70 1.17 0.81 10.7% 20.0%
25.0% 33.3% 0.70 1.22 0.85 11.0% 25.0%
30.0% 42.9% 0.70 1.28 0.89 11.3% 30.0%
35.0% 53.8% 0.70 1.36 0.94 11.6% 35.0%
40.0% 66.7% 0.70 1.44 1.00 12.0% 40.0%
45.0% 81.8% 0.70 1.54 1.07 12.5% 45.0%
50.0% 100.0% 0.70 1.66 1.16 13.1% 50.0%
Assumptions
Tax Rate - Brazil 34.00%
Risk Free Rate (U.S.) (R)
(1)
3.29%
Stock Market Risk Premium (R)
(2)
6.72%
Country Risk Premium (CRP)
(3)
2.00%
Weighted Average Cost of Capital (WACC)
9.7% 9.8% 9.9% 9.9% 10.0%
9.7% 9.7% 9.8% 9.9% 10.0%
9.6% 9.7% 9.8% 9.9% 10.0%
9.5% 9.6% 9.8% 9.9% 10.0%
9.5% 9.6% 9.7% 9.9% 10.0%
9.4% 9.5% 9.7% 9.8% 10.0%
9.3% 9.5% 9.7% 9.8% 10.0%
Cost of Debt Before Taxes (R$): 11.0% 11.5% 12.0% 12.5% 13.0% 13.5%
Cost of Debt Before Taxes (US$): 8.5% 9.0% 9.5% 10.0% 10.5% 11.0%
10.0%
10.1%
10.1%
10.1%
10.1%
10.1%
10.2%
Cost of Debt After Taxes (US$): 5.6% 5.9% 6.3% 6.6% 6.9% 7.3%

Exchange Ratios Scenarios Comparison APPENDIX D

Exchange Ratios Scenarios Comparison
79
Detailed calculation of the Exchange Ratios and sensitivity analysis:
Source: Economática, Facset, CVM and BTG Pactual
Note:       (1) From 03/29/2011 unitl 05/23/2011
(2) Number of shares as of March 31st 2011
(3) Period before 05/23/2011
(4) Considers WACC between 8.5% and 10.5%
(5) Considers perpetuity growth between 1.5% and 3.5%
Min Max Min Max Min Max
Methodologies TNLP4 TNLP3 BRTO4 BRTO3 TNLP4 TNLP3 BRTO4 BRTO3 TNL BRT TNL BRT
Selected Period
(1)
27.13 35.04 12.46 14.73 27.13 35.04 12.46 14.73 2.18 2.18 2.38 2.38 1.84 1.84 14,137 7,809 14,137 7,809
Book Value
(2)
28.87 28.87 19.38 19.38 28.87 28.87 19.38 19.38 1.49 1.49 1.49 1.49 1.49 1.49 13,496 11,430 13,496 11,430
12-month Period
(3)
25.57 34.06 9.56 13.13 25.57 34.06 9.56 13.13 2.67 2.67 2.59 2.59 1.95 1.95 13,516 6,364 13,516 6,364
2-month Period
(3)
27.14 35.08 12.28 14.71 27.14 35.08 12.28 14.71 2.21 2.21 2.39 2.39 1.85 1.85 14,148 7,736 14,148 7,736
DCF (WACC)
(4)
32.11 32.11 16.84 16.84 51.08 51.08 22.47 22.47 1.91 2.27 1.91 2.27 1.91 2.27 15,013 9,929 23,877 13,251
DCF (Perp. Growth)
(5)
32.89 32.89 17.08 17.08 42.51 42.51 19.91 19.91 1.93 2.14 1.93 2.14 1.93 2.14 15,377 10,076 19,873 11,741
Minimum Price Maximum Price Exchange Ratio Exchange Ratio Exchange Ratio
(R$/share) (R$/share) (R$ mm) (R$ mm)
TNLP4:BRTO4 TNLP3:BRTO3 TNLP4:BRTO3
Mkt Cap Max
Mkt Cap Min

Description of Valuation Methodologies APPENDIX E

81
Valuation Model Structure
Method for the construction of the Free Cash Flow to Firm (FCFF)
Gross Revenue Deductions Net Revenue
Operating Costs
and Expenses
EBITDA
Unlevered Cash
Flow
EBITDA
(+/-) working capital
variation
(-) CAPEX
(-) Taxes
WACC
Present Value of
Unlevered Cash
Flows
Present Value of
Terminal Value
Perpetuity of
Unlevered Cash
Flow
Company’s Economic Value
(-) Net debt
Present Value of Shares
(-) Cost of
goods sold
(-) sales and
marketing
expenses
(-) other
expenses
Management’s operating assumptions

82
WACC Calculation
WACC was calculated with the combination of cost of equity (K
e
) and cost of debt (K
d
) estimated for the company under
analysis, considering a target capital structure
K
e
was estimated by the evaluator based on the CAPM - Capital Asset Pricing Model, adjusted for country’s risk
K
d
was estimated by the evaluator considering the credit risk and debt capital markets current dynamics
Cost of
Equity
(K
e
)
Cost of
Debt
(K
d
)
Post-tax cost of debt
WACC
(US$, nominal
terms)
Risk premium expected for
the equity market (PR
m
)
Re-levered beta
Corporate spread
Pre-tax cost of debt
Marginal tax rate
Cost of equity
Target capital structure
Country risk premium (CPR)
U.S. risk free rate (R
f
)
Brazilian comparable bond
K
d
= Kdb * (1- tax rate)
K
e
= R
f
+ (ß * PRm) + CRP
WACC = D / (D + E) * Kd + E / (D + E) * Ke

83
Constant Growth Model or Gordon Model
The Constant Growth Model or Gordon Model was used when calculating the perpetuity
Perpetuity   =
FCF(n) x (1+g)
WACC - g
FCF(n): Free cash flow in the last projected year
“g”: Constant perpetuity growth rate of cash flows during the period after projections
WACC: Weighted average cost of capital using company’s target capital structure

Terms and Definitions Used in the Report APPENDIX F

Terms and Definitions Used in the Valuation Analysis
Beta: index that measures the non-diversifiable risk of a stock. Beta measures the relationship between the return of a stock and the market return. Thus, the risk premium will always be multiplied by this coefficient, demanding a higher premium for risk the higher is the change in stock prices versus market return
Capex: capital expenditures, or maintenance and/or capacity expansion investments
CAPM: capital asset pricing model
EBIT: earnings before interest and taxes
EBITDA: earnings before interest, taxes, depreciation and amortization
FCFF: free cash flow to firm
LTM: last twelve months
NOPAT: net operating profit after taxes
VWAP: volume weighted average price
WACC: weighted average cost of capital
85

Additional Statements and Information APPENDIX G

Additional Statements and Information
This presentation (“Valuation Analysis”) was prepared by Banco BTG Pactual S.A. (“BTG Pactual”) under the solicitation of Tele Norte Leste Participações S.A. (“TNL”), to
evaluate the shares of TNL, Telemar Norte Leste S.A. (“TMAR”), Coari Participações S.A. (“Coari”) and Brasil Telecom S.A. (“BRT”, and, along with TNL, Coari and TMAR, the
“Oi Companies”), in the context of the proposed corporate reorganization of the Oi Companies, as described in the Material Fact published by Telemar Participações S.A. on
May 24
th
, 2011(“Transaction”).
BTG Pactual states that the information presented herein is updated as of May 24 th
, 2011.
BTG Pactual highlights that its services do not include advisory services of any nature, such as Legal or Accounting. The content of this material is not and shall not be considered a promise or a guarantee in relation to the past or future.
BTG Pactual highlights that the valuation of the Oi Companies was made in a standalone manner, disregarding any possible impacts related to the Transaction, and disregarding possible positive or negative synergies created by the Transaction.
In preparing this Valuation Analysis, BTG Pactual obtained information from public sources or from sources that to the best of BTG Pactual’s knowledge was considered reliable, including financial statements made available on March 31
st
, 2011 relating to TNL, TMAR and BRT, which were audited by Deloitte Touche Tohmatsu, the independent auditors of the Companies. BTG Pactual obtained information from public sources which were considered reliable, however BTG Pactual did not make an independent verification of such information and of information received from the Oi Companies or from the third parties hired by the Oi Companies. BTG Pactual does not assume responsibility for the precision, accuracy or completeness of such information.
The Oi Companies, through their designated professionals, have made available information such as data, projections, assumptions and forecasts related to the Oi Companies and to markets where the Oi Companies operate, which were used in this Valuation Analysis. The Oi Companies will be referenced in this Valuation Analysis jointly as
“Information Suppliers”.
BTG Pactual based its analysis on the information mentioned above and on discussions with professionals of the Oi Companies and other representatives of the Oi Companies, and BTG Pactual did not verify independently any information publicly available or supplied to BTG Pactual in the preparation of this Valuation Analysis. BTG Pactual does not express any opinion about the reliability of the information supplied and highlights that any errors or changes in such information could significantly affect BTG Pactual’s analysis.
During the preparation of our work, we run analysis procedures whenever necessary. However, we highlight that our work did not intend to be an audit of financial statements or of any other information supplied to us by the Information Suppliers, and it cannot be considered as such. Our work took into account the relevance of each item, and therefore assets, rights and obligations of low relative relevance have not been the object of a detailed analysis. BTG Pactual has not independently verified the information provided by the Information Suppliers, who assumed full responsibility for the information supplied to BTG Pactual.
During the preparation of the present Valuation Analysis, BTG Pactual has adopted as an assumption, with express consent of the Information Suppliers, the reliability, accuracy, veracity, completeness, sufficiency and integrity of all data which was prepared or discussed, so BTG Pactual does not assume, neither has performed any physical inspection of any assets or properties, and has not made any independent valuation of the assets and liabilities of the Oi Companies, or their solvency, assuming as consistent the information used in the Valuation Analysis, with the Information Suppliers, including their employees, partners and representatives, taking responsibility for all information which was prepared for or discussed with BTG Pactual.
87

Additional Statements and Information (cont’d)
The data, forecast, assumptions and estimates related to the Oi Companies and their markets used or included in this Valuation Analysis, has been based on certain groups of accounts and a presentation layout which can be considerably different from the group of accounts used by the Oi Companies in the preparation of their public financial statements. This procedure was adopted in order to make the forecasts presented consistent with the groups of accounts reported in the management financial statements presented to us. Occasional differences in groups of accounts do not have an impact on the results of the valuation.
All the information, estimates and forecasts included herein are based on those used and presented by the Information Suppliers, adjusted by BTG Pactual at its sole discretion regarding the reasonableness of such adjustments and are assumed to be the best appraisal of Information Suppliers and of their administration of the business evolution of the
Oi Companies and their markets of operation.
Except if otherwise expressly presented, as indicated in writing in specific notes or references, all data, historical information, market information, forecasts, projections and assumptions, included, considered, used or presented in this Valuation Analysis are those presented by the Information Suppliers to BTG Pactual.
The information herein contained, relating to the accounting and financial position of the Oi Companies and their markets, are those available on March 31 st
, 2011. Any changes
in those positions can affect the results of this Valuation Analysis. BTG Pactual does not assume any obligation of updating, reviewing or amending this Valuation Analysis, as a result of disclosure of any subsequent information after May 24 th
, 2011 or as result of any other subsequent event.
There is no guarantee that the assumptions, estimates, forecasts, partial or total results or conclusions used or presented in this Valuation Analysis will be effectively reached or verified, in part or in whole. The future results of the Oi Companies may be different from the results included in the forecast, and differences may be significant, as result of several factors, including, but not limited to, changes in the market conditions. BTG Pactual does not assume any responsibility related to such differences.
This Valuation Analysis was generated according to the economic and market conditions, among others, existing on the date of its preparation, so the conclusion presented is subject to variations of several factors, over which BTG Pactual does not have any control.
The sum of individual values presented in the Valuation Analysis can be different from the sum presented, due to rounding.
To perform its work, BTG Pactual adopted as an assumption that all governmental and regulatory approvals, or other approvals of any nature, or exemptions, amendments or renegotiation of any agreements necessary to the Transaction were or will be obtained, and no modifications are necessary to those acts that will cause any adverse impact to the equity of the Oi Companies or will reduce the intended benefits of the Transaction.
This Valuation Analysis was prepared in accordance with Law 6.404, of December 15, 1976, and CVM Instruction 319, of December 3, 1999, but it does not intend to be the only reference for valuation of the Oi Companies, and therefore, the Valuation Analysis does not contain all the information necessary for such objective, and consequently does not represent nor constitute a proposal, solicitation, suggestion or recommendation by BTG Pactual for the approval or rejection of the Transaction, as such decision is the sole responsibility of the shareholders of the Oi Companies, and BTG Pactual does not assume any responsibility for such decision by the shareholders.
The shareholders shall make their own analysis in relation to the convenience and to the opportunity of approving the Transaction, and shall consult their own financial, tax and legal advisors before making their own decision about the Transaction, in a independent manner. The Valuation Analysis shall be read and interpreted according to the restrictions and qualifications previously mentioned. The reader shall take into account the restrictions and characteristics of the information sources utilized.
88

Additional Statements and Information (cont’d)
This Valuation Analysis cannot be circulated, copied, published or used in any form, neither can be archived, include or referenced, in whole or in part, in any document, without a previous consent of BTG Pactual. The use of the Valuation Analysis is restricted to the uses described on the CVM Instruction 319/99.
Valuation reports of the Oi Companies and sectors prepared by other companies, given their autonomy, may rely on different assumptions than those used in this Valuation
Analysis and, consequently, present significantly different results.
89

Banco BTG Pactual S.A. Av. Brigadeiro Faria Lima, 3729 9 floor São Paulo, SP – Brazil Zip Code: 04538-133 Tel: +55 11 3383-2000 90 th T